UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2016

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 of this Current Report on Form 8-K, on July 19, 2016, at its 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Delcath Systems, Inc. (the “Company”) approved the Amended and Restated 2009 Stock Incentive Plan (the “Plan”).

The Plan was amended (i) to increase the number of our shares of the Company’s common stock with respect to which grants may be made under the plan by 1,700,000 shares to 3,206,250 shares, (ii) eliminate provisions that include shares withheld from plan participants by the Company in connection with the cashless exercise of stock options, settlement of Stock Appreciation Rights or in satisfaction of tax withholding obligations as available for reissuance under the plan, (iii) establish a minimum one-year vesting period for grants under the plan, (iv) re-approve the plan, extending its termination date to the day preceding the tenth anniversary of the Annual Meeting unless the plan is further re-approved prior to such date and (v) make certain other technical or administrative changes.

For a description of the terms and conditions of the Plan, as amended and restated and approved by stockholders on July 19, 2016, see “Description of the 2009 Plan as Proposed to be Amended” under “Proposal 4: Approval of Amendment to the 2009 Stock Incentive Plan” in the proxy statement for the Company’s Annual Meeting, which description is incorporated herein by reference. The foregoing description of the amendment and restatement of the Plan and the description of the Plan contained in the proxy statement are each qualified in their entirety by reference to the full text of the Plan, as amended and restated, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the stockholders of the Company approved two amendments to the Company’s amended and restated certificate of incorporation, including an amendment to effect a reverse stock split of the Company’s common stock at one of six ratios of 1-for-10, 1-for-12, 1-for-14, 1-for-16, 1-for-18 or 1-for-20, in the discretion of its board of directors (the “Board of Directors”), and an amendment to increase the number of authorized shares of common stock from 170,000,000 to 500,000,000.

On July 19, 2016, the Board determined to effect a reverse stock split of the Company’s common stock at a 1-for-16 ratio and authorized the filing of each amendment. The reverse stock split will become effective as of 9:00 a.m. EDT on July 21, 2016, at which time every 16 shares of issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock.

The foregoing description of each amendment is qualified in its entirety by reference to the full text of each amendment, a copy of which is filed herewith as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on July 19, 2016. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1.	The nominees for election as Class I Directors, each for a three year term, were elected based upon the following vote:

Nominees	Votes For	Withheld Authority	Broker Non-Votes
William D. Rueckert	7,069,882	802,749	10,347,757
Marco Taglietti	7,070,676	801,955	10,347,757

2.	The proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”), was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,834,915	1,894,225	143,491	10,347,757

3.	The proposal to ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,382,455	614,005	223,927	-0-

4.	The proposal to adopt an amendment to the Company’s 2009 Stock Incentive Plan to (i) to increase the number of our shares of the Company’s common stock with respect to which grants may be made under the plan by 1,700,000 shares to 3,206,250 shares, (ii) eliminate provisions that include shares withheld from plan participants by the Company in connection with the cashless exercise of stock options, settlement of Stock Appreciation Rights or in satisfaction of tax withholding obligations as available for reissuance under the plan, (iii) establish a minimum one-year vesting period for grants under the plan, (iv) re-approve the plan, extending its termination date to the day preceding the tenth anniversary of the Annual Meeting unless the plan is further re-approved prior to such date and (v) make certain other technical or administrative changes was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,224,060	1,611,894	36,677	10,347,757

5.	The proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at one of six ratios of 1-for-10, 1-for-12, 1-for-14, 1-for-16, 1-for-18 or 1-for-20, in the discretion of the Board, and to grant authorization to the Board to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,818,429	3,321,427	80,528	-0-

6.	The proposal to approve, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of the Company’s common stock underlying senior secured convertible notes and related Series C Warrants issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated June 6, 2016, between the Company and the investors named therein, without giving effect to the exchange cap in such senior secured convertible notes in an amount that may be equal to or exceed 20% of our common stock outstanding before the issuance of such senior secured convertible notes and related Series C Warrants was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,883,503	949,111	40,017	10,347,757

7.	The proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 170,000,000 to 500,000,000 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,980,117	5,153,948	86,320	-0-

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amendment, dated July 20, 2016, to Amended and Restated Certificate of Incorporation to Effectuate Reverse Stock Split

3.2	Amendment, dated July 20, 2016, to Amended and Restated Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock

10.1	Delcath Systems, Inc. Amended and Restated 2009 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: July 20, 2016	By:	/s/ Jennifer K. Simpson, Ph.D.

	Name:	Jennifer K. Simpson, Ph.D.
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Amendment, dated July 20, 2016, to Amended and Restated Certificate of Incorporation to Effectuate Reverse Stock Split

3.2	Amendment, dated July 20, 2016, to Amended and Restated Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock

10.1	Delcath Systems, Inc. Amended and Restated 2009 Stock Incentive Plan